UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

QUESTAR PIPELINE COMPANY (Exact name of registrant as specified in charter)
STATE OF UTAH	000-14147	87-0307414
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-2400

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 8.01.

Other Events

This 8-K/A is filed to correct the 8-K filed on September 21, 2009, which inadvertently included an incorrect version of exhibit 4.2.  The correct version of the exhibit is attached hereto.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.

Exhibit

     4.2

Form of Officers' Certificate setting forth the terms of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY

September 29, 2009

/s/ Richard J. Doleshek

Richard J. Doleshek

Executive Vice President

and Chief Financial Officer

List of Exhibits

Exhibit No.

Exhibit

     4.2

Form of Officers' Certificate setting forth the terms of the Notes.

1